October 28, 2019 Third Quarter 2019 Operating Results Exhibit 99.2

Forward-Looking Statements The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the investments of TPG RE Finance Trust, Inc. (the “Company” or “TRTX”), the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company, and financing needs and arrangements. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements relating to the Company’s ability to fund loans that are under signed term sheets and in closing and originating loans in the pipeline that the Company is evaluating are forward-looking statements, and the Company cannot assure you that TRTX will close loans that are under signed term sheets and in closing or enter into definitive documents and close any of the loans in the pipeline that the Company is evaluating. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise.

Third Quarter 2019 Highlights 3Q 2019 Highlights 1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net income), Asset-Level Estimated Return on Equity (“ALEROE”), LTV, and Loan Risk Rating. GAAP net income defined as GAAP net income attributable to common stockholders 2. ALEROE with respect to certain loan investments reflects initial financing terms at loan closing. The Company may in the future employ different financing terms, which may impact ALEROE for such assets GAAP net income(1) and Core Earnings(1) of $0.44 and $0.45 per share, respectively Net loan portfolio growth of $187.4 million spurred by $805.3 million of new loan commitments with a weighted average interest rate of LIBOR plus 2.89%, weighted average LTV of 70.1%(1), and ALEROE(1) of 9.2%(2) Declared Common and Class A common stock dividend of $0.43 per share Loan portfolio maintained a stable credit profile with strong asset-level returns Total loan commitments of $5.7 billion with a weighted average interest rate of LIBOR plus 3.7% Total interest earning assets of $5.7 billion, an increase of $0.2 billion from 2Q19 100% floating rate, 99.9% senior mortgage loan portfolio with a weighted average LTV of 65.9%(1) Received $511.9 million of loan repayment proceeds with which to originate new loan investments or retire outstanding debt Continued focus on financing efficiency and a stable capital base Established a new $750 million secured revolving repurchase agreement Additional portfolio financing capacity of $2.1 billion Cost of Funds of LIBOR plus 1.77% as of September 30, 2019

Loan Portfolio Highlights

Loan Investment Activity

Loan Investment Activity[1] ($ in millions)	September 30, 2019	June 30, 2019[2]	QoQ Change
Number of Loans Closed	6	8	(25.0%)
Total Loan Commitments	$805.3	$755.0	6.7%
Initial Unpaid Principal Balance	$654.0	$507.8	28.8%
Average Loan Size (by Commitment)	$134.2	$94.4	42.2%
Weighted Average Interest Rate	LIBOR plus 2.89%	LIBOR plus 3.64%	(20.6%)
Weighted Average LTV	70.1%	60.1%	16.6%
Asset-Level Estimated Return on Equity[3]	9.2%	9.7%	(5.2%)

Loan Portfolio

Loan Investment Portfolio[1] ($ in millions)	September 30, 2019	June 30, 2019	QoQ Change
Total Loan Commitment	$5,698.0	$5,513.6	3.3%
Unpaid Principal Balance	$5,036.6	$4,849.2	3.9%
Weighted Average Loan Risk Rating	2.9	2.8	3.6%
Average Loan Size (by Commitment)	$81.4	$81.1	0.4%
Weighted Average Interest Rate	LIBOR plus 3.65%	LIBOR plus 3.77%	(3.2%)
Weighted Average LTV	65.9%	65.1%	1.2%
MSA Concentrations (Top 25 / Top 10)	79.5% / 57.1%	75.9% / 52.8%	4.7% / 8.1%

1. See Appendix for definitions, including definitions of LTV, Loan Category, Property Type, Loan Risk Rating, and Asset-Level Estimated Return on Equity ("ALEROE")
2. Inclusive of the Stanly Ranch co-originated senior loan of $132.0 million with an interest rate of LIBOR plus 4.25% that is accounted for as a non-consolidated senior interest
3. ALEROE with respect to certain loan investments reflects initial financing terms at loan closing. The Company may in the future employ different financing terms, which may impact ALEROE for such assets

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Operating Performance Highlights Financial Performance Performance Metric September 30, 2019 June 30, 2019 QoQ Change GAAP net income attributable to common stockholders $32.9 million ($0.44 / share) $31.8 million ($0.43 / share) 3.5% Core Earnings(1) $33.4 million ($0.45 / share) $32.7 million ($0.44 / share) 2.1% Cash dividends declared $32.0 million ($0.43 / share) $32.0 million ($0.43 / share) - Annualized dividend yield (on book value) 8.7% 8.7% - Book value per common share $19.78 $19.76 0.1% Common shares outstanding(2) 74.1 million 74.1 million - Weighted average shares outstanding(2) 74.1 million 74.0 million 0.1% 1. See Appendix for definitions, including definitions of Core Earnings (reconciliation to GAAP net income) and Loan Portfolio Leverage 2. Common shares outstanding and weighted average shares outstanding include common and Class A common stock 3. Available Liquidity is defined as cash and cash equivalents plus undrawn capacity on secured financing arrangements as of the reporting date Capitalization Performance Metric September 30, 2019 June 30, 2019 QoQ Change Loan Financing Commitments $6.1 billion $5.5 billion 10.9% Loan Financing Capacity $2.1 billion $1.6 billion 31.3% Available Liquidity(3) $217.5 million $171.4 million 26.9% Loan Portfolio Leverage(1) 76.0% 77.3% (1.7%) Weighted Average Cost of Funds LIBOR plus 1.77% LIBOR plus 1.80% (1.7%)

$0.43 $0.43 $0.43 Operating Performance 3Q19 net interest income increased to $44.5 million, up $2.7 million, or 6.5%, from the quarter ended June 30, 2019, due primarily to continued growth of interest earning assets and net fee income received from loan repayments during the current period Declared cash dividends of $0.43 per common share during the quarter ended September 30, 2019, representing an 8.7% annualized dividend yield on book value per common share of $19.782 1. See Appendix for Core Earnings definition and reconciliation to GAAP net income 2. Based on annualized quarterly cash dividend declared and book value per common share as of the reporting date Annualized Dividend Yield and Book Value per Common Share Steady Earnings Growth $ Millions Core Earnings1 GAAP net income Quarterly Results Annualized Dividend Yield2 Book Value per Common Share Consistent Dividend Yield $19.76 $19.73 $19.76 $0.43 $19.78

Diversified Loan Portfolio

National, Major Market Footprint[2]



MI 3.7%
NY 21.4%
MA 2.4%
PA 8.2%
NV 2.0%
IL 4.0%
OH 2.0%
VA 1.4%
KY 0.7%
MO 2.3%
MD 1.4%
NJ 2.4%
CA 14.3%
AZ 1.1%
GA 4.8%
NC 5.2%
HI 0.8%
LA 1.0%
TX 10.5%
FL 6.8%

Lending Focused in Top 25 Markets[1]



Other 20.5%
Top 10 57.1%
Top 11-25 22.4%

Top 25 Markets Account for 79.5% of Total Loan Commitments

Property Diversity[2]



Retail 1.6%
Land 2.0%[5]
Hotel 12.6%
Multifamily 24.4%
Mixed-Use 12.4%
Office 45.2%
Condominium 1.8%[3]

Geographic Diversity[2,4]



Southwest 11.1%
Southeast 10.6%
East 44.2%
Various 3.9%
Midwest 12.0%
West 18.2%

Fixed vs. Floating[2,5]



Floating 100.0%

Loan Category[2,4]



Bridge 41.1%
Moderate Transitional 28.5%
Light Transitional 29.8%
Construction 0.6%

- Loan Portfolio: $5.7 billion[2]
- Loan Type: First Mortgage 99.9% | Mezzanine Loan 0.1%
- Weighted Average Interest Rate: LIBOR plus 3.7%
- Weighted Average LTV: 65.9%[4]
- Property Diversity: Office is highest concentration: 45.2%

1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance
2. By total loan commitment at September 30, 2019
3. Condominium exposure reflects total loan commitments for the Company's five condominium inventory loans. The Company's exposure is reduced by the related aggregate net sales value of executed sales contracts through September 30, 2019 (or 1.1% net condominium exposure)
4. See Appendix for definitions, including LTV, Loan Category, Loan Risk Rating, and Geographic Diversity definitions
5. Includes the Las Vegas Land loan (total loan commitment of $112.0 million), which closed during the quarter ended March 31, 2019. This property type is referred to as "Other" in Note 15 to the Consolidated Financial Statements included in the Company's Form 10-Q for the quarter ended September 30, 2019

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Risk Ratings – 9/30/2019 $ Millions $0.0 $0.0 10 52 8 Total: $5,017.5 Loan Count: 70 Diversified Loan Portfolio 1. See Appendix for a description of the Company’s Loan Risk Rating scale and definition of Loan Category and Property Type 2. By total loan commitment 3. By loan carrying value 4. Includes the Las Vegas Land loan (total loan commitment of $112.0 million), which closed during the quarter ended March 31, 2019. This property type is referred to as “Other” in Note 15 to the Consolidated Financial Statements included in the Company’s Form 10-Q for the quarter ended September 30, 2019 Note: Totals may not sum due to rounding Portfolio Growth by Loan and Property Type1,2 Consistent, Strong Credit Quality3 Loan Category $ Millions Property Type $ Millions Loan UPB increased 3.9% to $5.0 billion from June 30, 2019 Office and Multifamily are largest exposures at 45.2% and 24.4%, respectively, of total loan commitments Weighted average loan portfolio risk rating of 2.9 as of September 30, 2019 4 Risk Ratings – 6/30/2019 $ Millions $0.0 $0.0 12 48 8 Total: $4,830.2 Loan Count: 68

Loan Originations 3Q19 Investment Highlights Closed 6 first mortgage loans Total commitments of $805.3 million Initial fundings of $654.0 million Average loan size of $134.2 million2 100% Floating Rate Weighted average LIBOR floor of 1.79% Weighted average interest rate of LIBOR plus 2.89% Weighted average LTV of 70.1%3 Property types2: Attractive Loan Origination Metrics3   4Q18 1Q19 2Q19 3Q19 Loan-to-Value (LTV) 65% 63% 60% 70% Mortgage Loan WAS 3.3% 4.0% 3.6% 2.9% Asset-Level Estimated Return on Equity 8.3% 10.8% 9.7% 9.2% $ Millions 1. Inclusive of the Stanly Ranch co-originated senior loan of $132.0 million with an interest rate of LIBOR plus 4.25% that is accounted for as a non-consolidated senior interest as of June 30, 2019 2. Average loan size based on loans originated or acquired during a reporting period. Property types based on total loan commitment 3. See Appendix for definitions, including LTV and Asset-Level Estimated Return on Equity TTM Average Loan Originations of $724.4 Million1 TTM Average Loan Originations Property Type 3Q19 Loan Originations 3Q19 Loan Portfolio Office 89.1% 45.2% Multifamily 10.9% 24.4% 1 1 8.9% CAGR

Select 3Q 2019 Loan Originations

	Office	Office	Office
Total Commitment	$350.8M	$200.0M	$90.0M
Location	New York, NY	New York, NY	San Diego, CA
Collateral	✓ 507K SF, 40-story Class A office building located on Fifth Avenue	✓ 100% leased, 221K SF office property in the Flatiron/Union Square office submarket	✓ 236K SF, 4-building multi-tenant office campus
Borrower Business Plan	✓ Refinance and complete remaining lease-up	✓ Refinance and fund renovations, which are nearly complete	✓ Fund acquisition, renovation and lease-up for life sciences use
LTV / In-Place Debt Yield[1],[2]	72.8% / 0.3%	65.2% / 10.6%	67.7% / 2.5%
Loan Category[1]	Light Transitional	Moderate Transitional	Moderate Transitional
Investment Date	August 2019	September 2019	August 2019
Property Photos			

1. See Appendix for definitions, including LTV, and Loan Category definitions
2. In-place debt yield for loans originated during the three months ended September 30, 2019 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date

Note: Select 3Q19 Loan Originations or acquisitions represent 79.6% of total loan originations during 3Q19 based on total commitments. See slide 9 for Loan Origination data for 3Q19

10

Loan Funding Activity through September 30, 2019 3Q19 portfolio growth spurred by $805.3 million of new loan commitments with a $134.2 million average loan size Loan UPB grew $187.4 million to $5.0 billion; loan repayments totaled $511.9 million in 3Q19, compared to $451.3 million in 2Q19, increasing year-to-date loan repayments to $1.2 billion 1. New loan originations include initial loan funding amounts at the transaction close date. All subsequent loan fundings are included in Deferred Fundings 2. Total loan commitments and unfunded loan commitments for the three months ended June 30, 2019 includes $132.0 million related to a non-consolidated senior interest co-originated during the period Note: Totals may not sum due to rounding Total Loan Commitments UPB Deferred Fundings and New Loan Originations1 Unfunded Loan Commitments Repayments $4,705.8 $4,947.7 $5,513.6 $5,373.7 $5,698.0 Loan Funding Activity $ Millions (2)

Loan Portfolio Financing

Non-recourse, Matched-term Financing Mitigates Risk and Sustains Levered Returns

- Loan financing commitments total $6.1 billion at September 30, 2019
  - Total available financing capacity of $2.1 billion with a diverse lender base
- On October 25, 2019, closed TRTX 2019 FL-3, a $1.2 billion managed CRE CLO, which features a 24-month reinvestment period, an advance rate of 84.5%, and a weighted average interest rate at issuance of LIBOR plus 1.44%, before transaction costs
  - Matched-term, non-mark-to-market loan portfolio financings represents 51.7% of total financing[3]

Loan Financing Commitments: $6.1 Billion



$ Millions
Secured Revolving Repurchase Agreements
6 Lenders
$3,625.3
Asset-specific Financing
2 Lenders
$109.5
Senior Secured Credit Agreement
1 Lender
$500.0
Collateralized Loan Obligation
TRTX 2018-FL2
$780.4
Secured Credit Agreement²
1 Lender
$160.0
Term Loan Facility
1 Lender
$750.0
Non-consolidated Senior Interest
1 Lender
$132.0

Proforma Loan Financing Utilization[1],[3]



$ Millions
Commitments
Usage
Available
Matched-term, non-mark-to-market loan financing increases to 51.7%
$3,625.3
$1,963.7
$1,661.6
Secured Revolving Repurchase Agreements
$1,820.0
$1,820.0
Collateralized Loan Obligations
$750.0
$750.0
Term Loan Facility
$500.0
$298.4
$201.6
Senior Secured Credit Agreement
$160.0
$127.4
$32.6
Secured Credit Agreement
$132.0
$132.0
Non-consolidated Senior Interest
$77.0
$77.0
Asset-specific Financing

1. Total Loan Portfolio Financing Capacity and Financing Utilization relates only to the financing of the Company's loan investments. Excludes items related to CMBS and CRE CLO investments. Totals may not sum due to rounding
2. Borrowings are 100% recourse to the Company
3. TRTX 2019 FL-3 Proforma Loan Financing Utilization reflects (1) the issuance of TRTX 2019 FL-3, with estimated proceeds of $1,039.6 paying down outstanding borrowings on secured revolving repurchase agreements and (2) repayment of an asset-specific financing arrangement for $32.5 million, which occurred subsequent to quarter end. Matched-term, non-mark-to-market includes outstanding Collateral Loan Obligations, Non-consolidated Senior Interests, Term Loan Facility and Asset-specific financing arrangements. Proforma Loan Financing Utilization does not take into account additional borrowings under our loan portfolio financings subsequent to September 30, 2019

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Capital Deployment Strong, Diverse Capital Base Drives Portfolio Growth & Attractive Asset-Level Returns 1. See Appendix for definitions, including definitions of Debt-to-Equity and Total Leverage 2. Outstanding total loan commitments as of the reporting date 3. Does not take into account near term liquidity (including cash on hand and short term marketable CMBS and CRE CLO investments) or mortgage loan repayments. There can be no assurance the Company will originate or acquire this volume of loan investments during future periods 4. Potential Gross Loan Investment Capacity Utilization Rate is equal to Outstanding Total Loan Commitments as a percentage of Potential Gross Loan Investment Capacity Potential Net Loan Capacity of $900.4 million available to drive future loan portfolio growth Investment Capacity $ Millions Leverage Ratio1 Loan UPB $4,849.2 $5,036.6 Total Stockholders’ Equity $1,464.8 $1,466.3 Targeted Leverage 3.5:1 3.5:1 Potential Gross Loan Investment Capacity $6,591.6 $6,598.4 Less: Outstanding Total Loan Commitments2 ($5,513.6) ($5,698.0) Potential Net Loan Capacity3 $1,078.0 $900.4 Potential Gross Loan Investment Capacity Utilization Rate4 83.6% 86.4% Jun 30, 2019 Sep 30, 2019

Interest Rate Sensitivity 100% floating rate loan portfolio that benefits from contractual interest rate floors with a weighted average strike LIBOR rate of 1.53%; for 3Q19 loan originations, weighted average strike LIBOR rate was 1.79% and year-to-date was 1.93% Net floating rate mortgage loan exposure of $1.2 billion generates an annualized increase in net interest income of approximately $6.1 million for every 50 basis point increase in 1-month LIBOR1 Loan Portfolio Composition $ Millions Loan Portfolio Income Sensitivity $ Millions Change in 1-month LIBOR (bps)1,2 1. See Part I, Item 3 of the Company’s Form 10-Q for additional details related to the Company’s interest rate risk for the period ended September 30, 2019 2. Based on 1-month LIBOR at September 30, 2019 of 2.02% Note: Excludes items related to CMBS and CRE CLO investments Impact on Annualized Net Interest Income per Common Share $0.16 $0.10 $0.06 $0.08 $0.16 $0.25 $0.33 Benefit of LIBOR Floors

Appendix

Per Share Calculations Per Share Calculations / Core Earnings Reconciliation Earnings and Dividends per Common Share For the Period Ended (unaudited) Sep 30, 2019 Jun 30, 2019 Mar 31, 2019 Dec 31, 2018 Net Income Attributable to Common Stockholders1 $32,909 $31,827 $28,268 $28,467 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 74,126,890 73,963,337 68,294,736 67,185,646 Basic and Diluted Earnings per Common Share $0.44 $0.43 $0.42 $0.43 Dividends Declared per Common Share $0.43 $0.43 $0.43 $0.43 For the Period Ended (unaudited) Sep 30, 2019 Jun 30, 2019 Mar 31, 2019 Dec 31, 2018 Net Income Attributable to Common Stockholders1 $32,909 $31,827 $28,268 $28,467 Non-Cash Compensation Expense 452 881 633 182 Depreciation and Amortization Expense — — — — Unrealized Gains (Losses) — — — — Other Items — — — — Core Earnings $33,361 $32,708 $28,901 $28,649 Weighted-Average Number of Common Shares Outstanding, Basic and Diluted2 74,126,890 73,963,337 68,294,736 67,185,646 Core Earnings per Common Share, Basic and Diluted $0.45 $0.44 $0.43 $0.43 1. Represents GAAP net income attributable to the common and Class A common stockholders 2. Includes common stock and Class A common stock Note: Amounts shown in thousands, except share and per share data Book Value Per Common Share For the Period Ended (unaudited) Sep 30, 2019 Jun 30, 2019 Mar 31, 2019 Dec 31, 2018 Total Stockholders’ Equity $1,466,295 $1,464,757 $1,443,549 $1,327,170 Preferred Stock 125 125 125 — Stockholders’ Equity, Net of Preferred Stock $1,466,170 $1,464,632 $1,443,424 $1,327,170 Number of Common Shares Outstanding at Period End2 74,125,051 74,139,409 73,161,376 67,163,700 Book Value per Common Share $19.78 $19.76 $19.73 $19.76

TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[3]
Loan 1	$350.8	$312.9	L+ 2.9%	4.9 years	New York, NY	Office	$692 Sq. ft.	72.8%
Loan 2	$223.0	$167.8	L+ 3.4%	4.9 years	Atlanta, GA	Office	$214 Sq. ft.	61.4%
Loan 3	$210.0	$141.7	L+ 3.6%	4.3 years	Detroit, MI	Office	$217 Sq. ft.	59.8%
Loan 4	$206.5	$195.0	L+ 2.9%	4.3 years	Various, FL	Multifamily	$181,299 / Unit	76.6%
Loan 5	$200.0	$156.4	L+ 2.9%	4.9 years	New York, NY	Office	$904 Sq. ft.	65.2%
Loan 6	$190.0	$182.3	L+ 2.7%	3.8 years	Philadelphia, PA	Office	$177 Sq. ft.	73.6%
Loan 7	$180.0	$173.6	L+ 3.8%	3.1 years	Charlotte, NC	Hotel	$257,143 / Unit	65.5%
Loan 8	$173.3	$164.0	L+ 4.3%	3.0 years	Philadelphia, PA	Office	$213 Sq. ft.	72.2%
Loan 9	$165.0	$159.4	L+ 3.8%	3.4 years	Various, NJ	Multifamily	$132,850 / Unit	78.4%
Loan 10	$160.0	$140.3	L+ 2.8%	4.0 years	Houston, TX	Mixed-Use	$299 Sq. ft.	61.9%
Loans 11 – 70	**$3,639.4**	**$3,243.2**	**L + 3.9%[4]**	**3.6 years**				**63.9%**
Total Loan Portfolio	**$5,698.0**	**$5,036.6**	**L + 3.7%[4]**	**3.8 years**				**65.9%**

1. Represents TRTX's potential maximum loan commitment/balance
2. Represents TRTX's current loan balance and excludes pari passu and junior positions in the same capital structure
3. See Appendix for definitions, including definitions of LTV and Mixed-Use property type
4. Represents the weighted average interest rate as of September 30, 2019, which are all floating rate loans. Interest rate includes LIBOR plus the loan credit spread at September 30, 2019

Note: As of September 30, 2019 excludes CMBS and CRE CLO investments. Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform

17

ASSETS Sep 30, 2019 December, 2018 Cash and Cash Equivalents $99,347 $39,720 Restricted Cash 350 1,000 Accounts Receivable 6 38 Accounts Receivable from Servicer/Trustee 81,707 96,464 Accrued Interest Receivable 30,885 20,731 Loans Held for Investment, net (includes $3,897,526 and $2,219,574 pledged as collateral under repurchase agreements and senior secured agreements) 5,017,512 4,293,787 Investment in Available-for-Sale Debt Securities (includes $604,053 and $36,307 pledged as collateral under repurchase agreements) 631,829 74,381 Other Assets, Net 1,325 669 Total Assets $5,862,961 $4,526,790 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Accrued Interest Payable 6,837 6,146 Accrued Expenses 10,868 8,151 Repurchase Agreements (net of deferred financing costs of $14,081 and $10,448) 3,456,181 1,494,078 Collateralized Loan Obligations (net of deferred financing costs of $6,745 and $12,447) 773,688 1,509,930 Term Loan Facility (net of deferred financing costs of $0 and $758) — 113,504 Asset-Specific Financings (net of deferred financing costs of $443 and $129) 109,057 32,371 Payable to Affiliates 7,768 5,996 Deferred Revenue 285 463 Dividends Payable 31,982 28,981 Total Liabilities $4,396,666 $3,199,620 Commitments and Contingencies Stockholders’ Equity: Preferred Stock ($0.001 par value per share; 100,000,000 shares authorized; 125 and 0 shares issued and outstanding, respectively) — — Common Stock ($0.001 par value per share; 300,000,000 shares authorized; 72,986,386 and 66,020,387 shares issued and outstanding, respectively) 73 67 Class A Common Stock ($0.001 par value per share; 2,500,000 shares authorized; 1,138,665 and 1,143,313 shares issued and outstanding, respectively) 1 1 Additional Paid-in-Capital 1,493,091 1,355,002 Retained Earnings (Accumulated Deficit) (28,177) (25,915) Accumulated Other Comprehensive Income/(Loss) 1,307 (1,985) Total Stockholders' Equity 1,466,295 1,327,170 Total Liabilities and Stockholders' Equity $5,862,961 $4,526,790 Consolidated Balance Sheets All amounts in thousands except share and per share amounts (September 30, 2019 is unaudited)

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (three and nine months ended September 30 is unaudited) Three Months Ended Sep 30, Nine Months Ended Sep 30, INTEREST INCOME 2019 2018 2019 2018 Interest Income $92,362 $69,863 $257,217 $193,921 Interest Expense (47,874) (34,297) (133,667) (90,449) Net Interest Income 44,488 35,566 123,550 103,472 OTHER REVENUE Other Income, net 160 (55) 994 820 Total Other Revenue 160 (55) 994 820 OTHER EXPENSES Professional Fees 1,440 905 2,712 2,659 General and Administrative 1,530 965 4,529 3,162 Servicing and Asset Management Fees 960 767 1,904 2,301 Management Fee 5,482 4,879 15,948 14,346 Incentive Management Fee 2,104 1,168 5,517 3,240 Total Other Expenses 11,516 8,684 30,610 25,708 Income Before Income Taxes 33,132 26,827 93,934 78,584 Income Tax (Expense) Income, net (107) (3) (528) (208) Net Income $33,025 $26,824 $93,406 $78,376 Preferred Stock Dividends (3) - (10) (3) Net Income Attributable to TPG RE Finance Trust, Inc. $33,022 $26,824 $93,396 $78,373 Basic Earnings per Common Share $0.44 $0.42 $1.29 $1.27 Diluted Earnings per Common Share $0.44 $0.42 $1.29 $1.27 Weighted Average Number of Common Shares Outstanding Basic: 74,126,890 64,295,973 72,149,684 61,635,988 Diluted: 74,126,890 64,295,973 72,149,684 61,635,988 Dividends Declared per Common Share $0.43 $0.43 $1.29 $1.28 OTHER COMPREHENSIVE INCOME Net Income $33,025 $26,824 $93,406 $78,376 Unrealized Gain (Loss) on Available-for-Sale Debt Securities 74 523 3,292 (1,115) Comprehensive Net Income $33,099 $27,347 $96,698 $77,261

Consolidated Statements of Cash Flows All amounts in thousands (nine months ended September 30 is unaudited) Cash Flows from Operating Activities: Sep 30, 2019 Sep 30, 2018 Net Income $93,406 $78,376 Adjustment to Reconcile Net Income to Net Cash Provided by Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, net (12,612) (11,867) Amortization of Deferred Financing Costs 14,607 12,103 Stock Compensation Expense 1,966 483 Loss on Sale of Loans Held for Investment and Available-for-Sale Debt Securities 469 524 Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable 32 103 Accrued Interest Receivable (8,695) (4,012) Accrued Expenses (2,936) 1,113 Accrued Interest Payable 691 (360) Payable to Affiliates 1,772 1,677 Deferred Fee Income (178) (101) Other Assets (656) 149 Net Cash Provided by Operating Activities $87,866 $78,188 Cash Flows from Investing Activities: Origination and Acquisition of Loans Held for Investment (1,782,995) (1,622,084) Advances on Loans Held for Investment (162,380) (207,657) Principal Repayments of Loans Held for Investment 1,248,745 858,130 Purchase of Available-for-Sale Debt Securities (632,346) (143,643) Sale Proceeds from Loans Held for Investment - 2,174 Principal Repayments of Available-for-Sale Debt Securities 66,695 146,016 Net Cash (Used in) Investing Activities ($1,262,281) ($967,064) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations (732,103) - Proceeds from Collateralized Loan Obligations - 745,904 Payments on Secured Financing Agreements (2,116,807) (1,432,221) Proceeds from Secured Financing Agreements 4,045,279 1,508,313 Payment of Deferred Financing Costs (6,760) (18,818) Payments to Redeem Series A Preferred Stock - (125) Payments to Repurchase Common Stock (42) (8,361) Proceeds from Issuance of Preferred Stock 125 - Proceeds from Issuance of Common Stock 136,532 139,440 Payment of Equity Issuance and Equity Distribution Agreement Transaction Costs (207) (251) Dividends Paid on Common Stock (91,143) (72,857) Dividends Paid on Class A Common Stock (1,475) (1,429) Dividends Paid on Preferred Stock (7) (3) Net Cash Provided by Financing Activities $1,233,392 $859,592 Net Change in Cash, Cash Equivalents, and Restricted Cash 58,977 (29,284) Cash, Cash Equivalents, and Restricted Cash at Beginning of Period 40,720 75,737 Cash, Cash Equivalents, and Restricted Cash at End of Period $99,697 $46,453 Supplemental Disclosure of Cash Flow Information: Interest Paid $118,369 $78,707 Taxes Paid 393 208 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Principal Repayments of Loans Held for Investment Held by Servicer/Trustee, net $80,159 $ - Principal Repayments of Available-for-Sale Debt Securities Held by Servicer/Trustee, net 1,388 870 Accrued Equity Issuance, Shelf Registration, and Equity Distribution Agreement Transaction Costs 321 606 Dividends Declared, not paid 31,982 28,918 Accrued Share Based Compensation Taxes - 147 Accrued Deferred Financing Costs 6,082 3,469 Unrealized Gain (Loss) on Available-for-Sale Debt Securities 3,292 (1,115) Nine Months Ended

Definitions TRTX uses Core Earnings to evaluate its performance excluding the effects of certain transactions and GAAP adjustments it believes are not necessarily indicative of its current loan activity and operations. Core Earnings is a non-GAAP measure, which TRTX defines as GAAP net income (loss) attributable to its stockholders, including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Core Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by TRTX’s Manager, subject to approval by a majority of TRTX’s independent directors. The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent TRTX forecloses upon the property or properties underlying such debt investments TRTX believes that Core Earnings provides meaningful information to consider in addition to its net income and cash flow from operating activities determined in accordance with GAAP. Although pursuant to the Management Agreement TRTX calculates the incentive and base management fees due to its Manager using Core Earnings before incentive fee expense, TRTX reports Core Earnings after incentive fee expense, because TRTX believes this is a more meaningful presentation of the economic performance of TRTX’s common and Class A common stock. For additional information on the fees TRTX pays the Manager, see Note 10 to the consolidated financial statements included in TRTX’s Form 10-Q Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of TRTX’s GAAP cash flows from operations, a measure of TRTX’s liquidity, or an indication of funds available for TRTX’s cash needs. In addition, TRTX’s methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, TRTX’s reported Core Earnings may not be comparable to the Core Earnings reported by other companies Core Earnings Asset-Level Estimated Return on Equity TRTX defines Asset-Level Estimated Return on Equity (ALEROE) as a non-discounted estimate of a loan investment’s average annual return on equity during its initial term to maturity. ALEROE is determined for each loan, on a stand-alone basis, using the loan’s stated credit spread, spot LIBOR rate, origination and exit fees (if any) amortized on a straight line basis, the maximum advance rate approved by our lender against the loan investment, the all-in cost of funding (including commitment fees and amortized deferred financing costs), and estimates of MG&A, asset management and loan servicing costs, base management fee, and incentive fee, if any. TRTX’s calculation of ALEROE for a particular loan investment assumes deferred fundings related to such investment, if any, in accordance with TRTX’s underwriting of the borrower’s business plan, and that the all-in cost of funding for the investment is constant from origination through the initial maturity date. There can be no assurance that the actual asset-level return on equity for a particular loan investment will equal the ALEROE for such investment

Definitions (cont.)

Deferred Fundings

- Borrower fundings that are made under existing loan commitments after loan closing date

Geographic Diversity

- TRTX expanded its Concentration of Credit Risk financial statement disclosure of geographic regions. TRTX has provided additional details for the South region by including a Southeast and Southwest region classification using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX's Form 10-Q at September 30, 2019 follows (dollars in millions):

Region	Form 10-Q	Reclassification	Supplemental	% Total Commitment
East	$2,520.0	-	$2,520.0	44.2%
South	1,236.8	(1,236.8)	-	-
West	1,034.4	-	1,034.4	18.2%
Midwest	683.7	-	683.7	12.0%
Various	223.1	-	223.1	3.9%
Southeast	-	603.5	603.5	10.6%
Southwest	-	633.3	633.3	11.1%
Total	**$5,698.0**	**$-**	**$5,698.0**	**100.0%**

Note: Totals may not sum due to rounding

Leverage

- Debt-to-Equity - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, less cash, to (ii) total stockholders' equity, at period end
- Total Leverage - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured revolving repurchase agreements, senior secured and secured credit agreements, a term loan facility, and an asset-specific financing agreement, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders' equity, at period end

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Definitions (cont.) Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies. Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy. Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is real estate value at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as appropriate) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Loan Portfolio Leverage Loan portfolio leverage is the total outstanding borrowings divided by the aggregate unpaid principal balance of the loans pledged at period end

Definitions (cont.) Loan Risk Ratings Based on a 5-point scale, TRTX’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, on a quarterly basis. The loan risk ratings are defined as follows: 1: Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2: Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3: Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4: Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5: Risk of Impairment/Default—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; timely exit from loan via sale or refinancing is questionable. Non-consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on the Company’s balance sheet. When TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third party, the Company retains on its balance sheet a mezzanine loan Mixed-Use Loan TRTX classifies a loan as mixed-use if the property securing TRTX’s loan: (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which multiple use is the principal driver of the property’s aggregate net operating income

Company Information

TPG RE Finance Trust, Inc. ("TRTX" or the "Company") is a commercial real estate finance company that focuses primarily on originating, acquiring, and managing first mortgage loans and other commercial real estate-related debt instruments secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of TPG. TPG is a global alternative asset firm with a 25-year history and more than $111 billion of assets under management.

For more information regarding TRTX, visit www.tpgrefinance.com.

Contact Information

Headquarters:
888 Seventh Avenue
35th Floor
New York, NY 10106

New York Stock Exchange:
Symbol: TRTX

TPG RE Finance Trust, Inc.
Robert Foley
Chief Financial & Risk Officer
+1 (212) 430-4111
bfoley@tpg.com

Investor Relations:
+1 (212) 405-8500
IR@tpgrefinance.com

Media Contact:
TPG RE Finance Trust, Inc.
Courtney Power
+1 (415) 743-1550
media@tpg.com

Analyst Coverage

Citigroup
Arren Cyganovich
+1 (212) 816-3733

Deutsche Bank
George Bahamondes
+1 (212) 250-1587

JP Morgan
Richard Shane
+1 (415) 315-6701

JMP Securities
Steven DeLaney
+1 (212) 906-3517

Raymond James
Stephen Laws
+1 (901) 579-4868

Wells Fargo
Donald Fandetti
+1 (212) 214-8069

Transfer Agent

American Stock Transfer & Trust Company, LLC
+1 (800) 937-5449
help@astfinancial.com

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